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                                                                   EXHIBIT 10.37

                                                                  EXECUTION COPY

                                LICENSE AGREEMENT

     LICENSE AGREEMENT (this "Agreement") dated as of December 6, 2005 (the "Effective Date") by and between MUTUAL PHARMACEUTICAL COMPANY, INC., a Pennsylvania corporation, having its principal place of business at 1100 Orthodox Street, Philadelphia, PA 19124 (hereinafter referred to as "Mutual") and KING PHARMACEUTICALS, INC., a Tennessee corporation, having its principal place of business at 501 Fifth Street, Bristol, Tennessee 37620 (hereinafter referred to as "Licensee").

                                  INTRODUCTION

     WHEREAS, Mutual possesses certain intellectual property pertaining to the pharmaceutical active ingredient known as metaxalone; and

     WHEREAS, Licensee desires to license the use of such intellectual property upon the terms and conditions set forth herein, including without limitation, the royalties payable by Licensee to Mutual set forth herein, which reflect the combined value of the know-how and patent rights licensed hereunder;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mutual and Licensee agree as follows:

                                   DEFINITION.

     1.1 "Affiliate" means any person, corporation, company, partnership, joint venture, firm or other entity which controls, is controlled by or is under common control with a Party. For purposes of this Section 1.1, "control" shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) (or, if less, the maximum allowed by relevant law) of the stock or shares entitled to vote for the election of directors and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

     1.2 "Confidential Information" means all proprietary materials and information of a Party, whether or not patentable, which are communicated or provided to the other Party pursuant to the terms of this Agreement and marked in writing as confidential, including without limitation, the existence and terms of this Agreement.

     1.3 "Control" means, with respect to any (a) material, know-how or other information or (b) intellectual property right, the possession of (whether by ownership or license, other than pursuant to this Agreement), or the ability of a Party or its Affiliates to grant access to, or a license or sublicense of, such item or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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existing at the time such Party would be required hereunder to grant the other
Party such access or license or sublicense.

     1.4 "Divestiture Transaction" has the meaning ascribed thereto in Section 3.3(c)(i).

     1.5 "Existing Formulation" has the meaning ascribed thereto in Section 3.1(b)(iv).

     1.6 "FDA" means the United States Food and Drug Administration, and any successor agency.

     1.7 "In Vivo Know-How" means any and all data and results in, from or relating to any in vivo studies of the interaction of metaxalone with enzyme systems or other drugs conducted by or on behalf of either Party or any Affiliate thereof.

     1.8 "In Vivo Patent Rights" means (a) any patent application with claims covering In-Vivo Know-How, (b) all corresponding patent applications filed in other jurisdictions, (c) all divisions, continuations and continuations-in-part of such patent applications, (d) all patents issuing thereon and (e) all reissues, reexaminations and extensions of any of the foregoing patents.

     1.9 "Last 6 Months" has the meaning ascribed thereto in Section 3.3(b).

     1.10 "Last 12 Months" has the meaning ascribed thereto in Section 3.3(a).

     1.11 "Last 36 Months" has the meaning ascribed thereto in Section 3.3(b).

     1.12 "Licensed Know-How" means (a) all data and results in, from or relating to the in vitro enzyme studies described on Schedule A, including without limitation the data and results in the study reports attached as Schedule A1 and (b) all In Vivo Know-How owned or Controlled by Mutual.

     1.13 "Licensed Patent Rights" means (a) the patent application attached as Schedule B to this Agreement, (b) all corresponding patent applications filed in other jurisdictions, (c) all divisions, continuations and continuations-in-part of such patent applications, (d) all patents issuing thereon, (e) all reissues, reexaminations and extensions of any of the foregoing patents and (f) In Vivo Patent Rights owned or Controlled by Mutual.

     1.14 "Licensed Products" means any product or kit containing or comprised of the active pharmaceutical ingredient known as metaxalone and any method of making or using the active pharmaceutical ingredient known as metaxalone.

     1.15 "Net Sales" means the gross amount invoiced for the sale or other disposition of Licensed Products by Licensee and its Related Parties to non-sublicensee Third Parties, less (a) trade, quantity and early pay cash discounts or rebates which are actually allowed, (b) amounts repaid or credited by reason of returns and rebates, including

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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any statutory or contractual liability for rebates to be paid to or for the benefit of any government entity including, but not limited to, rebates to be paid pursuant to the Medicaid rebate legislation and state and local government rebate programs, (c) any adjustments granted to customers for repayments, allowances or credits for rejected or damaged product, retroactive price adjustments (e.g., floorstock adjustments), reprocurement fees, promotional allowances, chargebacks, or other customary discounts, deductions and administrative fees directly related to such product, (d) special handling fees, transportation and charges to the extent included in the invoice price and (e) actual sales, use or excise taxes, tariff or custom duties, and other governmental charges to the extent included in the invoice.

     1.16 "Negotiation Period" has the meaning ascribed thereto in Section 3.3(c)(i).

     1.17 "New Formulation Licensed Product" has the meaning ascribed thereto in
Section 3.1(b)(iv).

     1.18 "Offer" has the meaning ascribed thereto in Section 3.3(c)(i).

     1.19 "Party" means Mutual or Licensee; "Parties" means Mutual and Licensee.

     1.20 "Reduced Royalty Period" has the meaning ascribed thereto in Section 3.3(c)(i).

     1.21 "Related Parties" means, with respect to a Party, such Party's Affiliates, and its and its Affiliates' distributors and permitted sublicensees under this Agreement. Related Parties does not include wholesale distributors of Licensee or its Affiliates who purchase Licensed Products from such Party or its Affiliates in an arm's length transaction.

     1.22 "Revised Labeling" has the meaning ascribed thereto in Section 2.5.

     1.23 "Revised Labeling Patent Claim" has the meaning ascribed thereto in
Section 2.5.

     1.24 "Third Party" means any person or entity other than Mutual or Licensee or their Affiliates.

     1.25 "Valid Claim" means a claim of an issued and unexpired patent within the Licensed Patent Rights, which has not been withdrawn, canceled or terminally disclaimed, or held unpatentable, invalid or unenforceable by a court or other tribunal of competent jurisdiction in a final, non-appealable decision.

                                     LICENSE

     2.1 Grants. (a) Mutual hereby grants to Licensee and its Affiliates a worldwide, co-exclusive (with Mutual) license under the Licensed Patent Rights and under the Licensed Know-How, in each case to make, use, offer for sale, sell and import Licensed Products. For the avoidance of doubt, the license granted to Licensee herein shall include,

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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without limitation, the right to use Licensed Know-How and License Patent Rights in connection with the regulatory approval, labeling and marketing of Licensed Products.

     (b) Licensee hereby grants to Mutual and its Affiliates a worldwide, non-exclusive license under any and all In Vivo Know-How and In Vivo Patent Rights owned or Controlled by Licensee, solely to make, use, offer for sale, sell and import any products, kits or methods other than Licensed Products. For the avoidance of doubt, the license granted to Mutual herein shall include, without limitation, the right to use In Vivo Know-How and In Vivo Patent Rights in connection with the regulatory approval, labeling and marketing of products other than Licensed Products. In the event Mutual or its Affiliate enters into any agreement with any Third Party granting such Third Party any license, option, covenant not to sue or other rights with respect to such In Vivo Know-How or In Vivo Patent Rights, then Mutual shall pay to Licensee, at Mutual's discretion, (i) [***] percent ([***]%) of [***] received from such Third Party pursuant to such agreement or (ii) [***] percent ([***]%) of [***] received from such Third Party pursuant to such agreement, [***] in connection with generating such In Vivo Know-How and preparing, filing and prosecuting such In-Vivo Patent Rights. In the event Licensee or its Affiliate enters into any agreement with any Third Party granting such Third Party any license, option, covenant not to sue or other rights with respect to In Vivo Know-How or In Vivo Patent Rights in connection with any products, kits or methods other than Licensed Products, expressly excluding any other products currently owned, Controlled or marketed by Licensee or its Affiliates, then Licensee shall pay to Mutual [***] percent ([***]%) of [***] received from such Third Party pursuant to such agreement.

     2.2 Retained Rights. Mutual shall retain all other rights, title and interests in and to the Licensed Patent Rights and Licensed Know-How, and agrees that during the term of this Agreement it will not license these rights to any Third Party for use in any Licensed Product.

     2.3 Sublicenses. Each Party and its respective Affiliates shall have the right to grant sublicenses under the licenses granted to it by the other Party pursuant to Section 2.1. Such sublicenses shall be subject in all respects to the terms and conditions of this Agreement.

     2.4 Diligence. Licensee shall use commercially reasonable efforts and diligence to make, use, offer for sale, sell and import Licensed Products, consistent with reasonable scientific and business practices and judgments in the pharmaceutical industry for products with similar commercial value, market potential and profitability; provided that in no event will Licensee be obligated to continue to market its currently-approved Licensed Product or to bring to market a New Formulation Licensed Product.

     2.5 Additional Licensee Obligations. Mutual and Licensee shall cooperate
(a) in obtaining or effecting revised labeling for Licensed Products incorporating the Licensed Know-How ("Revised Labeling") and (b) to obtain an issued patent within the Licensed Patent Rights with one or more Valid Claims that cover Revised Labeling; provided, however, that if no Revised Labeling has been obtained, then such Valid Claims shall be substantially the same in scope as at least one of the pending claims in the Licensed Patent

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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Rights on the Effective Date, expressly excluding claims numbered [***]
("Revised Labeling Patent Claim"). Licensee shall use best efforts to obtain or effect Revised Labeling in a reasonably prompt manner, and will discuss Revised Labeling with FDA no later than March 31, 2006.

                               FEES AND ROYALTIES

     3.1 Fees and Royalties.

     (a) Licensee shall make a one-time, up-front payment to Mutual of US $35,000,000 upon execution of this Agreement;

     (b) Licensee shall pay to Mutual earned royalties on Net Sales as follows:

          (i) a royalty of [***] percent ([***]%) of all Net Sales, as extended payments in consideration for the rights granted under this Agreement to the Licensed Know-How; and

          (ii) a separate and additional royalty of [***] percent ([***]%) of all Net Sales if the [***], beginning on the [***] of a Licensed Product with [***]; and

          (iii) a separate and additional royalty of [***] percent ([***]%) of all Net Sales if the [***], beginning on the [***] and continuing for so long as [***]; and

          (iv) a separate and additional royalty of [***] percent ([***]%) of all Net Sales if the [***] marketed or sold by Licensee, or by any Related Parties to whom Licensee has granted rights or from whom Licensee has received rights for such [***], if such [***] is different from the formulation(s) of Licensed Product approved for marketing by FDA on the Effective Date ("Existing Formulation"), expressly excluding different dosage strengths of the Existing Formulation ("New Formulation Licensed Product"), beginning on the [***] final approval; provided that once the total aggregate royalty payable pursuant to this Section 3.1(b)(iv) equals US $[***], a separate and additional royalty shall be payable under this Section 3.3(b)(iv) only in the event that the total royalties payable pursuant to Section 3.1(b) for any calendar quarter are less than [***] percent ([***]%) of Net Sales, in which case the royalty payable pursuant to this Section 3.1(b)(iv) for such calendar quarter shall be at a rate equal to the difference between [***] percent ([***]%) and the sum of the royalty rates payable pursuant to Section 3.1(b) for such calendar quarter.

     3.2 Calculation of Royalties. The obligation to pay royalties to Mutual shall be imposed only once with respect to the same unit of Licensed Product, and subject to adjustment pursuant to Section 3.3 below, the total royalties payable on Net Sales for any calendar quarter shall equal the sum of the applicable royalties set forth in Section 3.1 hereof, applied separately and pro-rated as necessary for Net Sales in such calendar quarter.

     3.3 Adjustment of Royalty Obligations; Right of First Offer.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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     (a) 12-Month Sales Adjustment. Net Sales shall be calculated at the end of each calendar quarter for the immediately preceding consecutive twelve
(12)-month period ("Last 12 Months"). If, based on any such quarterly calculation, aggregate Net Sales are less than $[***] for the Last 12 Months, then, notwithstanding anything to the contrary in this Agreement, the royalties payable for such calendar quarter shall be at a rate of [***] percent ([***]%) of all Net Sales. For the avoidance of doubt, if any quarterly calculation of Net Sales for the Last 12 Months made after the application of the foregoing royalty adjustment is greater than or equal to $[***], then all applicable royalties pursuant to Section 3.1 shall be payable for such calendar quarter.

     (b) Further Sales Adjustment. Net Sales shall also be calculated at the end of each calendar quarter for the immediately preceding consecutive thirty-six
(36)-month period ("Last 36 Months") and the immediately preceding consecutive six (6)-month period ("Last 6 Months"). If, based on any quarterly calculation performed pursuant to Section 3.3(a) or this Section 3.3(b), aggregate Net Sales are less than $[***] for the Last 36 Months or less than $[***] for the Last 6 Months then, notwithstanding anything to the contrary in this Agreement, the royalties payable for such calendar quarter shall be at a rate of [***] percent ([***]%) of all Net Sales. For the avoidance of doubt, if any quarterly calculation of Net Sales for the Last 12 Months made after the application of the foregoing royalty adjustment is greater than or equal to $[***], then all applicable royalties pursuant to Section 3.1 shall be payable for such calendar quarter.

     (c) Right of First Offer.

          (i) During any period in which royalty payments are reduced pursuant to Section 3.3(a) or (b) hereof ("Reduced Royalty Period"), neither Licensee nor its Affiliates may enter into a transaction with a Third Party for the license, sublicense, assignment, transfer or sale of all or substantially all of Licensee's and/or its Affiliates' intellectual property rights or any other assets relating to Licensed Products, by merger, sale of assets or otherwise (a "Divestiture Transaction") to such Third Party without first providing Mutual with a written offer ("Offer") to enter into a Divestiture Transaction at the then-current fair market value for such intellectual property or assets. Mutual shall have [***] ([***]) days after receipt of the Offer to notify Licensee in writing of its interest in such Divestiture Transaction. If Mutual notifies Licensee in writing within such [***] ([***]) day period that it is interested in such Divestiture Transaction, then the Parties shall promptly commence good faith negotiations for a period of up to [***] ([***]) months after Mutual's receipt of the Offer and any mutually agreed extension of such period ("Negotiation Period") in an effort to reach a mutually acceptable definitive agreement for such Divestiture Transaction. Licensee shall not, during the Negotiation Period, solicit, offer, negotiate or enter into with any Third Party any agreement, contract or understanding with respect to a Divestiture Transaction or that would otherwise be inconsistent with Mutual's rights hereunder.

          (ii) If (x) Mutual notifies Licensee in writing that it is not interested in such Divestiture Transaction or does not notify Licensee in writing within such [***] ([***]) day period that it is interested in such Divestiture Transaction, or (y) despite each Party's good faith efforts, Mutual and Licensee are not able to reach agreement on and

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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execute a definitive agreement within the Negotiation Period, then, upon expiration of the [***] ([***]) day period or the Negotiation Period, as applicable, (A) no royalties shall be payable to Mutual under this Agreement for any calendar quarter(s) that is part of the Reduced Royalty Period and (B) Licensee may negotiate and enter into a Divestiture Transaction with any Third Party; provided, however, that if this Agreement is sublicensed or assigned to such Third Party in the Divestiture Transaction, such Third Party shall be required to assume the obligations of Licensee under this Agreement, to the extent not retained by Licensee (except that the provisions of this Section 3.3 shall no longer apply), and further provided that Licensee shall be required to include a sublicense or assignment of this Agreement in the Divestiture Transaction if, prior to the effective date of the definitive agreement for the Divestiture Transaction, Revised Labeling has been obtained, a Revised Labeling Patent Claim has issued and continues to be a Valid Claim, or a New Formulation Licensed Product has been granted final marketing approval by the FDA; and provided further, that, during the Reduced Royalty Period, Licensee and its Affiliates may not enter into a Divestiture Transaction with a Third Party on terms and conditions that, on the whole, are materially more favorable to such Third Party than those previously offered to Mutual pursuant to this Section 3.3(c) without first offering a Divestiture Transaction to Mutual on the same or substantially similar terms and conditions pursuant to the procedures set forth in Section 3.3(c)(i) above.

     3.4 Third Party Royalty Reduction. If Licensee or any Related Party thereof is reasonably required to enter into an agreement(s) with any Third Party(ies) in order to obtain rights to enable the use of the Licensed Know-How or the Licensed Patent Rights in the labeling of Licensed Products to avoid infringing or misappropriating the intellectual property rights of such Third Party(ies), then, notwithstanding anything to the contrary in this Agreement, Licensee and its Related Parties shall be entitled to a credit against any future royalties payable to Mutual hereunder in an amount equal to [***] percent ([***]%) of the amount of such royalties paid by Licensee and its Related Parties to such Third Parties to obtain such rights, provided that the credit for any given calendar quarter will not exceed the total royalties payable to Mutual for such calendar quarter, and provided further that any royalties not so credited by reason of the foregoing proviso may be carried forward for credit against royalties payable to Mutual in any future calendar quarter.

     3.5 Reports and Payments. Within [***] ([***]) days after the end of each calendar quarter, Licensee shall deliver to Mutual (a) a written report showing its computation of royalties due for such quarter on a country-by-country and product-by-product basis and (b) payment of the royalties due for such calendar quarter. With respect to sales of Licensed Products sold for United States Dollars, the sales and royalties payable shall be expressed in United States Dollars. With respect to sales of Licensed Products sold for a currency other than United States Dollars, the sales and royalties payable shall be expressed in their United States Dollar equivalent calculated using the applicable conversion rates for buying United States Dollars published by The Wall Street Journal on the last business day of the calendar quarter to which the royalty report relates. All royalty payments shall be made in United States Dollars and shall be paid by bank wire transfer in immediately available funds to the following bank account:

     Beneficiary Bank: [***]

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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     ABA# [***]
     Account # to credit: [***]

     3.6 Tax Withholding. If Licensee determines in good faith that tax withholdings under the laws of any country are required with respect to payments to Mutual, Licensee shall withhold the required amount and pay it to the appropriate governmental authority. In any such case, Licensee shall promptly provide Mutual with original receipts or other evidence reasonably desirable and sufficient to allow Mutual to document such tax withholdings for purposes of claiming foreign tax credits and similar benefits, and the Parties will cooperate to reduce or remove the application of such withholding requirements to the extent reasonably possible and at no cost to Licensee.

     3.7 Records. Licensee shall keep, and shall require all Related Parties to keep, true and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the royalties payable under this Agreement. During the term of this Agreement and for a period of [***] ([***]) years following its termination, Mutual shall have the right from time to time (not to exceed once during each calendar year) to have an independent certified public accountant inspect such books and records of Licensee and its Affiliates for the immediately preceding [***] ([***]) year period. Any such independent certified accountant must be reasonably acceptable to Licensee, and shall execute a standard form of confidentiality agreement with Licensee, and shall be permitted to share with Mutual solely its findings with respect to the accuracy of the royalties reported as payable under this Agreement.

                              INTELLECTUAL PROPERTY

     4.1 Patent Prosecution. Mutual shall have the right, [***], to prepare, file, prosecute and maintain the Licensed Patent Rights. Mutual shall keep Licensee promptly informed with respect to same, and shall from time to time, or at Licensee's reasonable request, consult with Licensee regarding the status of such activities and shall provide Licensee, at Mutual's request, with copies of all documents filed in connection with, and all written communications relating to, same. In the event that Mutual determines not to prepare, file, prosecute or maintain any patent application or patent within the Licensed Patent Rights, Mutual shall promptly notify Licensee, and thereupon, Licensee shall have the right, [***], to prepare, file, prosecute and maintain any such patent application or patent.

     4.2 Infringement.

     (a) Each Party shall promptly report in writing to the other Party during the term of this Agreement any suspected infringement of the Licensed Patent Rights or In Vivo Patent Rights licensed to Mutual and its Affiliates pursuant to Section 2.1(b) and any suspected unauthorized use or misappropriation of any Licensed Know-How, In Vivo

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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Know-How licensed to Mutual and its Affiliates pursuant to Section 2.1(b) or
Confidential Information of which it becomes aware, and shall provide the other Party with all available evidence supporting such suspected infringement or unauthorized use or misappropriation.

     (b) Except as provided in Section 4.2(d) of this Agreement, Licensee shall have the right to initiate an appropriate suit anywhere in the world against any Third Party who at any time is suspected of infringing all or any portion of the Licensed Patent Rights or using without proper authorization all or any portion of the Licensed Know-How by virtue of the making, using, offering for sale, selling or importing of any Licensed Product. Licensee shall give Mutual reasonable advance notice of its intent to file such suit and the reasons therefor. Further, Licensee shall keep Mutual promptly informed, and shall from time to time consult with Mutual regarding the status of any such suit and shall provide Mutual with copies of all documents filed in, and all written communications relating to, such suit.

     (c) Licensee shall have the [***] right to select counsel for any suit referred to in Section 4.2(b) of this Agreement and shall pay [***] of the suit, including without limitation [***]. If necessary, Mutual shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to the suit. Mutual shall offer reasonable assistance to Licensee in connection therewith [***] to Licensee except for [***]. [***], Licensee shall provide counsel for Mutual and pay for [***], unless Mutual elects to be represented in any such suit by its own counsel, which shall be [***]. Licensee shall not settle any such suit involving rights of Mutual without obtaining the prior written consent of Mutual, which consent shall not be unreasonably withheld.

     (d) In the event that Licensee elects not to initiate an infringement or other appropriate suit pursuant to Section 4.2(b) of this Agreement, Licensee shall promptly advise Mutual of its intent not to initiate such suit, and Mutual shall have the right, [***], to initiate an appropriate suit anywhere in the world against any Third Party who at any time is suspected of infringing all or any portion of the Licensed Patent Rights or using without proper authorization all or any portion of the Licensed Know-How. Mutual shall give Licensee reasonable advance notice of its intent to file such suit and the reasons therefor, and shall provide Licensee with an opportunity to make suggestions and comments regarding such suit. Further, Mutual shall keep Licensee promptly informed, and shall from time to time consult with Licensee regarding the status of any such suit and shall provide Licensee with copies of all documents filed in, and all written communications relating to, such suit.

     (e) In exercising its rights pursuant to Section 4.2(d) of this Agreement, Mutual shall have [***] right to select counsel and shall pay [***] including without limitation [***]. If necessary, Licensee shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as a result of being a named party to the suit. At Mutual's request, Licensee shall offer reasonable assistance to Mutual in connection therewith [***] to Mutual except for [***]. At Mutual's expense, Mutual shall provide counsel for Licensee and pay for [***], unless Licensee elects to be represented in any such suit by its own counsel, which shall be [***].

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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Mutual shall not settle any such suit involving rights of Licensee without obtaining the prior written consent of Licensee, which consent shall not be unreasonably withheld, it being understood and agreed that Licensee shall have the sole right to settle any such suit to the extent such settlement includes a license or sublicense of any rights under the Licensed Patent Rights or the Licensed Know-How.

     (f) Any damages, royalties, license fees or other compensation (including any amount received in settlement of such litigation) received in connection with a suit under this Section 4.2 shall be allocated first to [***]including [***]; and (i) if Licensee has initiated the suit, then any of the remaining amount [***] and the balance being retained by Licensee or (ii) if Mutual has initiated the suit, [***] with the balance being retained by Mutual.

     (g) As between Mutual and Licensee, Mutual shall have [***] to initiate an appropriate suit anywhere in the world against any Third Party who at any time is suspected of infringing all or any portion of the Licensed Patent Rights or using without proper authorization all or any portion of the Licensed Know-How by virtue of the making, using, offering for sale, selling or importing of any product that is not a Licensed Product. If Mutual or any Third Party permitted to do so by Mutual initiates such a suit under this Section 4.2(g) with respect to products other than Licensed Products, Mutual shall keep Licensee promptly informed, and shall from time to time consult with Licensee regarding the status of such suit and shall provide Licensee with copies of all documents filed in, and all written communications relating to, such suit to the extent any of the foregoing are reasonably related to the ownership, inventorship, validity, enforceability or interpretation of any claims of any of the Licensed Patent Rights that also cover Licensed Products or any portion of the Licensed Know-How that also relate to Licensed Products, so as to enable Licensee and its Related Parties to preserve the commercial value of the Licensed Patent Rights and the Licensed Know-How to the extent reasonably possible with respect to Licensed Products.

     (h) As between Mutual and Licensee, Mutual shall have [***] to initiate an appropriate suit anywhere in the world against any Third Party who at any time is suspected of infringing all or any portion of the In Vivo Patent Rights licensed by Licensee to Mutual and its Affiliates pursuant to Section 2.1(b) or using without proper authorization all or any portion of the In Vivo Know-How licensed by Licensee to Mutual and its Affiliates pursuant to Section 2.1(b) by virtue of the making, using, offering for sale, selling or importing of any product that is neither a Licensed Product nor any other product currently owned, Controlled or marketed by Licensee or its Affiliates. Mutual shall give Licensee reasonable advance notice of its intent to file such suit and the reasons therefor. Further, Mutual shall keep Licensee promptly informed, and shall from time to time consult with Licensee regarding the status of any such suit and shall provide Licensee with copies of all documents filed in, and all written communications relating to, such suit. Licensee shall have the [***] to select counsel for any such suit and shall [***], including without limitation [***]. If necessary, Licensee shall join as a party to such suit, but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to such suit. Licensee shall offer reasonable assistance to Mutual in connection therewith [***] to Mutual [***]. [***], Mutual shall provide

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

counsel for Licensee and pay for [***] unless Licensee elects to be represented in any such suit by its own counsel, [***]. Mutual shall not settle any such suit involving rights of Licensee without obtaining the prior written consent of Licensee, which consent shall not be unreasonably withheld.

                            CONFIDENTIAL INFORMATION

     5.1 Treatment of Confidential Information. Each Party shall maintain in confidence the Confidential Information of the other Party and shall not disclose, divulge or otherwise communicate such Confidential Information to others, or use it for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement. Each Party may disclose Confidential Information of the other Party to its Affiliates, and to its and their directors, employees, consultants, subcontractors, sublicensees, agents and investors, in each case who have a specific need to know such Confidential Information and who are bound by a like obligation of confidentiality and restriction on use.

     5.2 Release from Restrictions. The provisions of Section 5.1 of this Agreement shall not apply to any Confidential Information disclosed hereunder which:

     (a) was known or used by the receiving Party or any of its Affiliates prior to its date of disclosure to the receiving Party, as demonstrated by competent evidence of the receiving Party or any of its Affiliates;

     (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party or any of its Affiliates by an independent, unaffiliated Third Party rightfully in possession of the Confidential Information;

     (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission on the part of the receiving Party or its Affiliates;

     (d) is required to be disclosed by the receiving Party to comply with applicable laws or regulations, to defend or prosecute litigation, to file for patent protection, or to file for regulatory approval to test or market Licensed Products; provided, however, that, where available, the receiving Party takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure; or

     (e) is independently developed by the receiving Party or any of its Affiliates without reference to the Confidential Information of the disclosing Party.

                                   TERMINATION

     6.1 Term. This Agreement shall commence on the Effective Date and unless terminated earlier in accordance with Section 6.2 of this Agreement, shall continue until the later of (a) the expiration of the last to expire of the Licensed Patent Rights and (b) twenty (20) years after the filing date of the patent application set forth on Schedule 1.12.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     6.2 Termination For Breach. Without limiting any other legal or equitable remedies that a Party may have, each Party shall be entitled to terminate this Agreement by written notice to the other Party in the event that the other Party shall be in default of any of its material obligations hereunder and shall fail to remedy any such default within [***] ([***]) days after written notice thereof by the non-breaching Party ("Cure Period"). Notwithstanding the foregoing, in the event Licensee's termination under this Section 6.2 for an uncured material breach by Mutual would be effective after an FDA grant of approval for Revised Labeling, then Licensee may elect, in its sole discretion and in lieu of its termination right and without limiting any other legal or equitable remedies that it may have, to reduce the royalties payable to Mutual under this Agreement by [***] percent ([***]%) commencing on the expiration of the applicable Cure Period.

     6.3 Consequences of Termination. Upon any termination of this Agreement, neither Party shall be relieved of any obligations incurred prior to such termination, it being understood and agreed that Licensee shall have no royalty obligations hereunder with respect to the Net Sales made after the effective date of any termination of this Agreement. Except as provided herein, upon the termination of this Agreement (a) by Mutual for the material breach of Licensee, unless the termination arises out of the action or inaction of the relevant sublicensee, or (b) by mutual agreement of Mutual and Licensee, all sublicenses granted by Licensee and its Affiliates under this Agreement shall continue in full force and effect as licenses directly with Mutual; provided, that Licensee's and its Affiliates' sublicensees agree in writing to assume the obligations of Licensee and its Affiliates' hereunder and Mutual shall have no obligation under any such sublicense except to maintain the continued effectiveness of the sublicense.

     6.4 Disposition of Licensed Products. Upon any termination of this Agreement, Licensee shall, within [***] ([***]) days of the effective date of such termination, notify Mutual in writing of the amount of Licensed Products which Licensee and its Related Parties then have completed on hand, the sale of which would, but for the termination, be subject to royalty payments, and Licensee and its Related Parties shall thereupon be permitted during the [***] ([***]) months following such termination to sell that amount of Licensed Products; provided, however, that Licensee shall pay the aggregate royalty due thereon at the conclusion of the earlier of [***] ([***]) days after the last such sale or [***] ([***]) days after the end of such [***] ([***])-month period.

     6.5 Survival of Obligations; Return of Confidential Information. Notwithstanding the expiration or any termination of this Agreement, the obligations of the Parties under Sections 3.6, 4.2 (a) through (e) (in the event of expiration of this Agreement or in the event of termination of this Agreement but only with respect to litigation initiated prior to the effective date of such termination), 4.2(f), 6.3, 6.4, 6.5, 7.3, 7.4, 7.5, 7.6(a), 7.7, 7.8, 7.9,
7.10, 7.11, 7.12, 7.13, 7.15 and Article V shall survive and continue to be enforceable. Furthermore, Section 2.1(b) shall survive any termination of this Agreement by Mutual for a material breach by Licensee. Upon any termination of this Agreement, each Party shall promptly return to the other Party all tangible Confidential Information of the other Party.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                  MISCELLANEOUS

     7.1 Representations and Warranties.

     (a) Representations and Warranties of the Parties. Each Party hereby represents and warrants to the other Party that (i) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (ii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; and (iii) this Agreement is legally binding upon it and enforceable in accordance with its terms.

     (b) Representations and Warranties of Mutual. Mutual hereby represents and warrants to Licensee that as of the Effective Date (i) it has full power and authority to grant the licenses set forth in this Agreement; (ii) Mutual owns all right, title and interest in and to the Licensed Patent Rights and the Licensed Know-How, free and clear of any encumbrances, liens, charges, adverse claims, pledges, assignments, licenses, and covenants by Mutual not to sue any Third Party; (iii) all patent applications within the Licensed Patent Rights have been duly prepared, filed, prosecuted and maintained in accordance with all applicable laws, rules and regulations; (iv) no government funding has been obtained or used in connection with the research and development of any Licensed Know-How or the subject matter disclosed in any of the Licensed Patent Rights, including without limitation pursuant to any grants from the National Institutes of Health; (v) the Licensed Know-How and Licensed Patent Rights include all of the intellectual property owned or Controlled by Mutual specifically relating to the labeling of Licensed Products in accordance with the Licensed Know-How and Licensed Patent Rights; and (vi) to the knowledge of Mutual, without having made any special inquiry in connection with the execution of this Agreement, the use of Licensed Know-How or the Licensed Patent Rights in the labeling of Licensed Products would not infringe or misappropriate the intellectual property rights of any Third Party in the United States.

     7.2 Disclaimer. EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN, MUTUAL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE LICENSED PATENT RIGHTS, LICENSED PRODUCTS AND THE RIGHTS GRANTED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS, OR THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AND HEREBY DISCLAIMS THE SAME. SPECIFICALLY, AND NOT TO LIMIT THE FOREGOING, EXCEPT AS EXPRESSLY SET FORTH HEREIN, MUTUAL MAKES NO WARRANTY OR REPRESENTATION (A) REGARDING THE VALIDITY OR SCOPE OF ANY OF THE CLAIM(S), WHETHER ISSUED OR PENDING, OF ANY OF THE LICENSED PATENT RIGHTS, AND (B) THAT THE EXPLOITATION OF THE LICENSED PATENT RIGHTS OR ANY LICENSED PRODUCT WILL NOT INFRINGE ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     7.3 Indemnification and Liability Limitation. (a) Licensee agrees to defend Mutual, its agents, directors, officers and employees, at Licensee's sole expense, and will indemnify and hold harmless Mutual, its agents, directors, officers and employees, from and against any and all losses, costs, damages, fees or expenses arising out of or in connection with (i) Licensee's or any of its Related Parties' manufacture, use or sale of any Licensed Product, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of the possession, use or consumption of any Licensed Product, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made or (ii) any breach of the representations, warranties or covenants made by Licensee hereunder, except, in each case, to the extent attributable to negligence or willful misconduct by or on behalf of Mutual. In the event of any such claim against Mutual or any agent, director, officer or employee, Mutual shall promptly notify Licensee in writing of the claim and Licensee shall manage and control, at its sole expense, the defense of the claim and its settlement. Mutual shall cooperate with Licensee and may, at its option and expense, be represented in any such action or proceeding.

     (b) Mutual agrees to defend Licensee, its agents, directors, officers and employees, at Mutual's sole expense, and will indemnify and hold harmless Licensee, its agents, directors, officers and employees, from and against any and all losses, costs, damages, fees or expenses arising out of or in connection with (i) Mutual or any of its Related Parties' manufacture, use or sale of any Licensed Product, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of the possession, use or consumption of any Licensed Product, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made or (ii) any breach of the representations, warranties or covenants made by Mutual hereunder, except, in each case, to the extent attributable to negligence or willful misconduct by or on behalf of Licensee. In the event of any such claim against Licensee, or any agent, director, officer or employee, Licensee shall promptly notify Mutual in writing of the claim and Mutual shall manage and control, at its sole expense, the defense of the claim and its settlement. Licensee shall cooperate with Mutual and may, at its option and expense, be represented in any such action or proceeding.

     (c) NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION SHALL APPLY EVEN IF THE PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT APPLY TO DAMAGES RESULTING FROM BREACHES BY A PARTY OF ITS DUTY OF CONFIDENTIALITY AND NON-USE IMPOSED UNDER ARTICLE V OR TO THE PARTIES' INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT.

     7.4 Treatment Upon Bankruptcy.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     (a) Assumption and Assignment of Agreement.

          (i) Notwithstanding any other provision of this Agreement, each Party hereby consents to the assumption of this Agreement by the other Party (the "Debtor Party") in any case commenced by or against the Debtor Party under Title 11 of the United States Code, as amended (the "Bankruptcy Code") to the extent that such consent is required under Section 365(c)(1) of the Bankruptcy Code, but only if the Debtor Party is otherwise entitled to assume this Agreement under the applicable requirements of the Bankruptcy Code. The sole purpose of the foregoing consent is to overcome any restriction potentially imposed by
Section 365(c)(1) of the Bankruptcy Code on the Debtor Party's assumption of this Agreement in a bankruptcy case concerning the Debtor Party. It is not intended to limit any other rights of the Party that is not the Debtor Party (the "Non-Debtor Party") under this Agreement or any provision of the Bankruptcy Code, including Section 365(c)(1). The foregoing consent applies only to the assumption of this Agreement by the Debtor Party and does not apply to the Debtor Party's assignment of this Agreement or any rights hereunder to a Third Party.

          (ii) Notwithstanding any other provision of this Agreement, the Non-Debtor Party hereby consents to the assignment of this Agreement by the Debtor Party to a Third Party solely in connection with a sale of all or substantially all of the Debtor Party's business or assets relating to this Agreement to such Third Party, pursuant to an orderly sale process under Section 363 of the Bankruptcy Code or a confirmed plan under Section 1129 of the Bankruptcy Code, that contemplates the continued operation of the purchased business or assets; provided that such Third Party promptly agrees in writing to be bound by the terms and conditions of this Agreement and the Debtor Party is otherwise entitled to assign this Agreement under the applicable requirements of the Bankruptcy Code. The sole purpose of the foregoing consent is to overcome any restriction potentially imposed by Section 365(c)(1) of the Bankruptcy Code on the Debtor Party's assignment of this Agreement under the specific circumstances described in this Section 7.4(a)(ii). It is not intended to limit any other rights of the Non-Debtor Party under this Agreement or any provision of the Bankruptcy Code, including Section 365(c)(1), or to apply to the assignment of this Agreement in any other context.

          (iii) Notwithstanding any other provision of this Agreement, but subject to subsection (ii) above, the Debtor Party may only assign this Agreement to a Third Party in any case commenced by or against it under the Bankruptcy Code with the prior written consent of the Non-Debtor Party.

     (b) Intellectual Property Rights. This Agreement and all rights related to and licenses of intellectual property granted under this Agreement by one Party to the other Party are, and shall otherwise be deemed to be, for purposes of
Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. In addition to any other rights, elections and remedies under this Agreement, any related agreements, the Bankruptcy Code, or any other applicable law, upon a written request under Section 365(n) of the Bankruptcy Code, the Non-Debtor Party shall be entitled to complete access to any intellectual property of the Debtor Party pertaining to the rights granted in the licenses under this Agreement, all

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

embodiments of such intellectual property and all documents, material, data, records, analyses, and information related thereto (including all clinical data, INDs, NDAs, regulatory approvals, regulatory filings, and all other documentation reasonably useful in respect of Licensed Products).

     (c) Rejection in Bankruptcy. Any rejection of this Agreement by the Debtor Party pursuant to Section 365 of the Bankruptcy Code shall constitute a material breach of this Agreement not subject to notice or cure and, at the election of the Non-Debtor Party, shall cause an immediate and automatic termination of this Agreement. Upon any such rejection, all rights, elections and remedies of the Non-Debtor Party to this Agreement (including under Section 365 of the Bankruptcy Code) are expressly reserved. Further, upon any such rejection, the Parties intend and agree that the Non-Debtor Party may elect to retain its rights under this Agreement pursuant to Section 365(n) of the Bankruptcy Code and that such election shall, among other things, entitle the Non-Debtor Party to invoke and exercise all of its rights to any intellectual property under this Agreement and any other related agreements.

     7.5 Publicity. To the extent required by applicable law, Licensee shall include in its regulatory filings a description of the terms of this Agreement. To the extent practicable, Licensee shall provide Mutual with a copy of any such proposed description of the terms of this Agreement before including same in any regulatory filing, and shall consider in good faith Mutual's comments with respect thereto. If required to file this Agreement by applicable law, Licensee shall consult with Mutual in advance of such filing and shall use reasonable efforts to obtain confidential treatment of its terms, to the extent reasonably possible. Except as set forth above, neither Party shall have the right to originate any publicity, news release or other public announcement, written or oral, relating to this Agreement or the existence of an arrangement between the Parties, without the prior written approval of the other Party except as otherwise required by law.

     7.6 Assignment; Assumption. (a) Except as set forth in Section 7.4 hereof, and subject to Mutual's right of first offer pursuant to Section 3.3(c), neither this Agreement nor any of the rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party, not to be unreasonably withheld, except to an Affiliate or to a person or entity who acquires all or substantially all of the business of the assigning Party to which this Agreement relates, by merger, sale of assets or otherwise, or to one or more financial institutions providing financing to such Party, pursuant to the terms of the relevant security agreement.

     (b) If this Agreement is sublicensed or assigned to any Third Party in connection with a Divestiture Transaction, such Third Party shall be required to assume the obligations of Licensee under this Agreement. Furthermore, Licensee shall be required to include a sublicense or assignment of this Agreement in any Divestiture Transaction if, prior to the effective date of the definitive agreement for the Divestiture Transaction, Revised Labeling has been obtained, a Revised Labeling Patent Claim has issued and continues to be a Valid Claim, or a New Formulation Licensed Product has been granted final marketing approval by the FDA.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     7.7 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to any rule or choice of law principle of New York that would dictate the application of the law of another jurisdiction.

     7.8 Waiver. The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

     7.9 Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (effective on the date sent) (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier (effective two (2) business days after sent) or sent by registered or certified mail, postage prepaid, return receipt requested (effective when delivered, per return receipt), addressed as follows:

     If to Licensee, at:

        King Pharmaceuticals, Inc.
        501 Fifth Street
        Bristol, TN 376120
        Attention: General Counsel
        Telephone: _______________
        Fax: _____________________

     If to Mutual at:

        Mutual Pharmaceutical Company, Inc.
        1100 Orthodox Street
        Philadelphia, PA 19124
        Attention: President
        Telephone: (215) 807-1007
        Fax: (215) 744-1929

     With a copy to:

        Mutual Pharmaceutical Company, Inc.
        1100 Orthodox Street
        Philadelphia, PA 19124
        Attention: Legal Department
        Telephone: (215) 697-1710
        Fax: (215) 288-6559

     ; or to such other address(es) and telecopier numbers as may from time to time be notified by either Party to the other hereunder.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     7.10 No Agency. Nothing herein shall be deemed to constitute either Party as the agent or representative of the other Party or both Parties as joint venturers or partners for any purpose. Neither Party shall be responsible for the acts or omissions of the other Party, and neither Party will have authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.

     7.11 Entire Agreement. This Agreement contains the full understanding of the Parties with respect to the subject matter hereof and supersedes all prior understandings and writings relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.

     7.12 Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law or any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable.

     7.13 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and assigns pursuant to Section 7.6.

     7.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     7.15 Reporting to U.S. Government Agencies. The Parties shall report this Agreement to the United States Federal Trade Commission and the United States Department of Justice, Antitrust Division, pursuant to Section 1112 of Title XI of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 and shall cooperate in responding to any requests from such government agencies.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     IN WITNESS WHEREOF, the Parties hereto have caused this License Agreement to be executed as a sealed instrument in their names by their properly and duly authorized officers or representatives as of the date first above written.

                                        MUTUAL PHARMACEUTICAL COMPANY, INC.


                                        By: /s/ Richard H. Roberts
                                            ------------------------------------
                                        Name: Richard H. Roberts, M.D., Ph.D.
                                        Title: Chief Executive Officer and
                                               President


                                        KING PHARMACEUTICALS, INC.


                                        By: /s/ Brian Markison
                                            ------------------------------------
                                        Name: Brian Markison
                                        Title: President and Chief Executive
                                               Officer

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                   Schedule A
                                Licensed Know-How

                             In Vitro Enzyme Studies

1.   [***]

2.   [***]

1.   [***]

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                   Schedule A1

                                  Study Reports

                                  See Attached

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                   Schedule B

                             Licensed Patent Rights

                                  See Attached

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.